Supplement to the

Fidelity® Ultra-Short Bond Fund

A Fund of Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2006

The following information replaces similar information found in the "Fund Holdings Information" section on page 35.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

ULBB-07-02 June 29, 2007
1.797765.106